Exhibit 99.1

DISCLAIMERS Forward Looking Statements This presentation contains certain forward looking statements that involve risks and uncertainties. Actual results and events may differ significantly from results and events discussed in forward looking statements. Factors that might cause or contribute to such differences include, but are not limited to, those discussed in “Risk Factors” in our Annual Report on Form 10K and subsequent Quarterly Reports on Form 10Q filed with the Securities and Exchange Commission. We undertake no obligation to update publicly any forward looking statements to reflect new information, events, or circumstances after the date they were made. Non GAAP Financial Measures This presentation contains non GAAP financial measures. Non GAAP financial measures are not prepared in accordance with generally accepted accounting principles and may not be comparable to similar non GAAP financial measures used by other companies. The most directly comparable financial measures calculated in accordance with GAAP and a reconciliation of GAAP to non GAAP financial measures are provided at the end of this presentation. Other Unless otherwise specified, all information contained herein is provided as of September 30, 2015, except that all management guidance is as of December 3, 2015 (unchanged from that given on October 27, 2015). Slide 2

AGENDA Time Speaker Topic 9:30 George LeMaitre Company Snapshot 9:45 Dr. Clem Darling Endovascular vs. Open Surgery 10:05 Peter Gebauer Worldwide Sales 10:25 Ryan Connelly Research and Development 10:45 Dave Roberts Acquisitions 11:05 JJ Pellegrino Financial Perspectives 11:25 Dr. Alan Dardik Biologics, Today and Tomorrow 11:45 George LeMaitre Final Thoughts and Q&A 12:00 Lunch Slide 3 George LeMaitre Chairman and Chief Executive Officer Joined LeMaitre in 1992 Chairman of the Board since 2004 BA in History from Stanford University MBA from the Stanford University Graduate School of Business At LeMaitre: – sales and Grew company from $11mm in operating profit in 2015 $1mm in sales to projected $78mm – Spearheaded IPO in 2006 Slide 4

ANALYST DAY 2015 Leveraging the Business Model Leveraging Leveraging Size Expertise Oper Leverage We aspire to achieve 10% sales growth and 20% profit growth. Slide 5 COMPANY SNAPSHOT Thumbnail Sales Office $78.0mm sales in 2015* $11.0mm operating income in 2015* 14 peripheral vascular product lines 335 employees 85 direct sales reps Melbourne, Australia Sales Office & Mfg Acquisition and R&D strategy $23.6mm cash, no debt Dividend payer Slide 6 *Management guidance, December 3, 2015

COMPANY SNAPSHOT LEMAITRE’S STRATEGY Focused Call Point: Niche Markets Growth Platform Vascular Surgeon Sales force expansionR&D introductions Acquisitions Slide 7 COMPANY SNAPSHOT LMAT Is Right Sized for Call Point WHY THE VASCULAR SURGEON Vascular surgeon founder 30yr history in the space Niche specialty Owns the patient Can do both open & endo Slide 8 Source: Survey of LMAT Sales Managers & Reps, January 2015

COMPANY SNAPSHOT We Play in Smaller Peripheral Vascular Markets $4 Billion Peripheral Vascular Market Slide 9 Source: 2014 Millennium PVD Reports, IMS Data & Management estimates COMPANY SNAPSHOT Our Niche Markets 14 Product Lines $725mm Addressable Market ~20% of Peripheral Vascular Market

COMPANY SNAPSHOT Our Core Products These products represented ~80% of our sales in Q3 2015. COMPANY SNAPSHOT Our Core Products Slide 12 These products represented ~80% of our sales in Q3 2015.

COMPANY SNAPSHOT We Aspire to Achieve 10% Sales Growth Slide 13 *Management guidance, December 3, 2015 COMPANY SNAPSHOT and 20% Operating Profit Growth Slide 14 *Management guidance, December 3, 2015

COMPANY SNAPSHOT Experienced Management Team Years at Name Title LMAT George LeMaitre Chairman and CEO 23 Peter Gebauer President, International 18 Ryan Connelly Vice President, R&D 13 Dave Roberts President 18 JJ Pellegrino CFO 10 Presenters’ Average Tenure 16.4 Slide 15 R. Clement Darling III, MD, FACS Chief, Division of Vascular Surgery Professor of Surgery Director, The Institute for Vascular Health and Disease Albany Medical Center President, The Vascular Group Slide 16

Peter Gebauer President, International Joined LeMaitre in 1997 16 years at IMPRA, Inc. (Bard) BS in Business from University of New Hampshire At LeMaitre: – in 2015 Grew International business from $250k to projected $29mm – Converted distributor to direct business in 16 markets Slide 17 LEVERAGING SIZE Current Worldwide Sales Reach: 85 Reps December 1, 2015 Rep Count: 85 Worldwide Capacity: 125 150 Corporate/Field Offices

LEVERAGING SIZE Potential New Rep Locations Worldwide Capacity: 125 150 Corporate/Field Offices Recently Added: Export Mgr. #2 LEVERAGING SIZE Sales and Rep Growth Alignment Slide 20 *Management guidance, December 3, 2015

LEVERAGING SIZE

Rep Tenure Contributing to Sales Growth



Average Tenure in Months
40
35
30
25
20
15
10
5
0
Jan-12
Apr-12
Jul-12
Oct-12
Jan-13
Apr-13
Jul-13
Oct-13
Jan-14
Apr-14
Jul-14
Oct-14
Jan-15
Apr-15
Jul-15



Sales Per Rep
$1,000,000
$900,000
$800,000
$700,000
$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$0
2012
2013
2014
2015*

Slide 21

*Based on 2015 management sales guidance, December 3, 2015

LEVERAGING SIZE

Proven Go-Direct Record 15-0-3 (Win-Loss-TBD)

YEAR	COUNTRY	DISTRIBUTOR BUYOUT MULTIPLE		SALES CAGR SINCE "DIRECT"	SCORE
		SALES	GROSS PROFIT		
1999	Germany	N/A	N/A	26%	W
2001	Belgium	1.3x	0.8x	25%	W
2001	Austria	0.5x	0.8x	18%	W
2001	Netherlands	1.2x	1.6x	23%	W
2002	UK	2.9x	2.4x	32%	W
2004	Japan	0.3x	0.8x	17%	W
2006	Sweden	0.7x	1.1x	13%	W
2007	Canada	N/A	N/A	20%	W
2007	France	N/A	N/A	22%	W
2008	Italy	1.5x	3.6x	12%	W
2011	Spain	2.3x	5.1x	18%	W
2011	Denmark	0.9x	1.4x	11%	W
2013	Switzerland	0.8x	1.3x	108%	W
2014	Norway	2.1x	3.6x	151%	W
2014	China	N/A	N/A	N/A	TBD
2014	Australia	1.0x	0.6x	258%	W
2015	New Zealand	N/A	N/A	N/A	TBD
2016	Finland	0.6x	1.0x	N/A	TBD
	Median	*1.0x*	*1.3x*	*22%*	

Calculated in dollars; CAGRs as of 12/31/2014; distributor GP estimated

Slide 22

LEVERAGING SIZE >50% of Our Hospitals Purchase 2 LMAT Products WW Direct Hospital Product Penetration (Ex Japan + Italy) # of LMAT Product Lines Purchased Slide 23 LEVERAGING SIZE Surgeon Training Has Ramped Since 2011

LEVERAGING SIZE Success with GPOs in Germany Slide 25 LEVERAGING SIZE Burlington & Frankfurt Infrastructure Support Sales Slide 26

LEVERAGING SIZE Case Study: Finland Direct Direct as of January 1, 2016 18th go direct market One local sales rep Leverages Tru Incise OUS acquisition customer base Slide 27 LEVERAGING SIZE EU Warehouse Processing +25% Orders Each Year Orders Processed by EU Warehouse Slide 28

LEVERAGING SIZE 35% of US Orders Are Placed through GHX Slide 29 LEVERAGING SIZE Case Study: China LMAT China LMAT China LMAT Base Today Future 14 product Shanghai More lines office products Go-direct Three product More expertise lines approvals Regulatory approved More expertise Four salespeople Strong employees balance sheet Slide 30

LEVERAGING SIZE
Case Study: China




Sales running at ~$1mm/year
$1.5
$1.0
$0.5
$0.0
(millions)
2013
2014
2015 Forecast

CHINA FDA APPROVAL RUNWAY	
Product	**Timeframe**
VascuTape	Q4 2015 ✓
Pruitt Shunt	Q1 2016
Embo Catheters	Q2 2016

REP HIRING RUNWAY	
City	**Population**
Beijing (hired)	19 million ✓
Shanghai	22 million
Guangzhou	11 million
Tianjin	11 million
Shenzhen	10 million

Slide 31



Peter Gebauer
President, International

Q&A until 10:25am ET

Slide 32

Ryan Connelly
Vice President, Research & Development

- Joined LeMaitre in 2002
- Head of R&D department since 2006
- BS in Mechanical Engineering, MS in Manufacturing Engineering from Boston University
- At LeMaitre:
  - Oversaw development of 15 accessory, next generation or de novo product lines
  - Coordinated transition of biologics to LMAT

Slide 33

LEVERAGING EXPERTISE
R&D Launch Record – 11-5-1

11 WINS

YEAR	PRODUCT
2001	1.8mm Valvulotome
2002	Novasil Latex Free Embo Catheter
2003	Reddick Scoop Tip Cholangiogram Catheter
2004	Flexcel Carotid Shunt
2004	InvisiGrip Vein Stripper
2004	Distal Perfusion Catheter
2004	5F *Plus* O-T-W Embo Catheter
2007	Pruitt F3 Carotid Shunt
2010	AnastoClip GC
2013	1.5mm Valvulotome
2014	HYDRO Valvulotome

5 LOSSES

YEAR	PRODUCT
2007	TT Delivery System
2008	TAA Top Stent
2011	O-T-W Valvulotome
2011	The UnBalloon
2013	MultiTASC

1 TBD

YEAR	PRODUCT
2013	AlboSure Polyester Patch

THREE TYPES OF PROJECTS

- SKU Expansion
- New
- Next Generation

SUCCESS METRICS

- Sales CAGR
- Project costs
- Gross margin
- IRR

Slide 34

LEVERAGING EXPERTISE Team Competencies Slide 35 LEVERAGING EXPERTISE R&D Engineer Tenure Rising Slide 36

LEVERAGING EXPERTISE 14 Product Development Platforms PROJECT CRITERIA Vascular surgeon call point Disposable/implantable Niche markets Investment size Portfolio fit LEVERAGING EXPERTISE Diverse Materials Expertise Slide 38

LEVERAGING EXPERTISE
Application of Materials & Processing Expertise





Material/Process	Expertise Developed	Expertise Applied
Ultraviolet Light Bonding	Catheters	MultiTASC
Hydrophilic Coating	TT Introducer	HYDRO Valvulotome
Laser Welding	MultiTASC	AnastoClip



Slide 39

LEVERAGING EXPERTISE
Volumes Justify Automation: Balloon Tying






250,000
225,000
200,000
175,000
150,000
125,000
100,000
75,000
50,000
25,000
0
Range where automation becomes economically viable
2006
2008
2010
2012
2014
Balloon Catheter Units

Slide 40

LEVERAGING EXPERTISE Case Study: HYDRO Valvulotome LEVERAGING EXPERTISE Case Study: Building the Pruitt SmartShunt™ FEATURES Electronically monitors blood flow Visual & audible alarm signals no flow Targeting first-in-man H1 2016

LEVERAGING EXPERTISE Regulatory Approval Frequency Increasing LEVERAGING EXPERTISE Regulatory Coverage Extending to China Slide 44

Ryan Connelly Vice President, Research & Development Q&A until 10:45am ET David Roberts President Joined LeMaitre in 1997 Joined LMAT Board of Directors in 2001 BA in Business Economics, Brown University MBA from Stanford University Graduate School of Business At LeMaitre: – 17 Acquisitions in 17 years – CFO during IPO in 2006 Slide 46

LEVERAGING EXPERTISE

17 Acquisitions in 17 years


Sales (millions)
$0
$10
$20
$30
$40
$50
$60
$70
$80
Deals Completed
Growth of Acquired Sales
Acquired Sales
Non-Acquired Sales
1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015*
1 1 1 1 1 1 4 1 1 2 2 1

Slide 47

*Mix through Q3 2015 applied to 2015 management sales guidance

LEVERAGING EXPERTISE

Acquisitions Record – 9-4-4

9 WINS

YEAR	PRODUCT	SALES CAGR*
1998	VascuTape	14%
1999	Embolectomy Catheters	9%
2001	Carotid Shunt, Embo Catheters	8%
2004	AnastoClip	9%
2007	LeverEdge	-1%
2007	EndoRE	4%
2012	XenoSure**	53%
2013	Carotid Shunt, Embo Catheters***	N/A
2013	TRIVEX	4%
Wtd Avg Sales Multiple Paid		*1.1x*

4 LOSSES

YEAR	PRODUCT	SALES CAGR*
2003	Dialysis Grafts	Closed
2005	Stent Grafts	Divested
2007	UnBalloon	Divested
2007	AlboGraft	-1%
Wtd Avg Sales Multiple Paid		*3.0x*

No "loss" since 2007

4 TBD

YEAR	PRODUCT	SALES CAGR*
2010	LifeSpan	-2%
2014	Omniflow II	N/A
2014	Angioscope	N/A
2015	Tru-Incise OUS	N/A
Wtd Avg Sales Multiple Paid		*2.5x*

PROJECT CRITERIA

- Used by Vascular Surgeon
- Recurring Revenues
- Low Rivalry Markets
- Accretive
- Short Learning Curve

SUCCESS METRICS

- Sales CAGR
- Integration Cost
- Gross Margin
- Accretion
- IRR

Weighted Average Sales Multiple of all 17 acquisitions: 1.6x

Slide 48

*Calculated from year of acquisition through 2014
**Sales CAGR calculated from sales pre-distribution by LMAT's sales force (2006)
***Ceased supply of product to European competitor; significant uptake of LMAT products as a result

LEVERAGING EXPERTISE
Proprietary Deal Sourcing and Pipeline


Private Equity
MD Innovation
Succession Plan
Orphan Product
Carve-Out

Slide 49

LEVERAGING EXPERTISE
Disease State Expertise

Dialysis Access
- AnastoClip
- Embolectomy Catheter
- PTFE Graft

Vein
- TRIVEX



Carotid (arterial)
- Carotid Shunt
- XenoSure

Abdominal (arterial)
- Dacron Graft

Peripheral (arterial)
- Valvulotome
- EndoRE
- Omniflow II

Slide 50

LEVERAGING EXPERTISE
Disease State Expertise



Carotid (arterial)
- Carotid Shunt
- XenoSure
- Decellularized Patch
- Vascular Sealant

Dialysis Access
- AnastoClip
- Embolectomy Catheter
- PTFE Graft
- Biologic Graft
- Chronic Dialysis Catheter

Abdominal (arterial)
- Dacron Graft
- Pledget
- Adhesive Barrier
- Steerable Catheter

Vein
- TRIVEX
- Vena Cava Filter
- Ablation Catheter

Peripheral (arterial)
- Valvulotome
- EndoRE
- Omniflow II
- Mechanical Thrombectomy
- Atraumatic Clips & Clamps

Slide 51

LEVERAGING EXPERTISE
Domain Expertise: Open & Endo


35%
30%
25%
20%
15%
10%
5%
0%
-5%
-10%
-15%
-20%
1997
1999
2001
2003
2005
2007
2009
2011
2013
2015
2017
2019
2021
2023
Convergence of Growth Rates
Open Vascular Surgery Market Growth
Endovascular Market Growth

Slide 52

Source: JVasc Surg V50, Iss 1, Pgs 54-60 ; Mgmt Estimates (2006-2012); Millennium RG (2013-2023)

LEVERAGING EXPERTISE

Domain Expertise: Call Point Dynamics



US Peripheral Interventions: 1998 - 2012
50%
45%
40%
35%
30%
25%
20%
15%
10%
5%
0%
1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012
Vascular Surgeon (~10,000 worldwide)
Interventional Cardiologist (~20,000 worldwide)
Interventional Radiologist (~15,000 worldwide)

Slide 53

Source: J Vasc Surg 2009;50:946-952; Mgmt Estimates (2006-2011); advisory.com (2012); escardio.org; acc.org

LEVERAGING EXPERTISE

Case Study: Omniflow II Biosynthetic Graft

Realm of Expertise	Expertise Developed	Results
Deal Pipeline	Followed BNI for 14 years	Acquired BNI for 2.5x sales
Disease State	Peripheral vascular & dialysis access	Infection Niche
Materials & Processing	Biologics experience - XenoSure	Added 2nd biologics platform
Integration	Direct operation in AU	Integrated existing AU office & BNI



Result:
Sales ⬆71%*
Units ⬆27%*

Slide 54

*12 months ended September 30, 2015 vs. pre-acquisition

LEVERAGING EXPERTISE Acquisition Strateg Slide 55 LEVERAGING EXPERTISE Generates Cross Selling Opportunities Slide 56

LEVERAGING EXPERTISE 17 Acquisitions Integrated in 17 Years LEVERAGING EXPERTISE Acquisitions – Core to LMAT Strategy

David Roberts President Q&A until 11:05am ET Slide 59 JJ Pellegrino Chief Financial Officer Joined LeMaitre in 2005 Chief Financial Officer since 2007 B.A. in Economics, Harvard College and M.B.A. from Harvard Business School At LeMaitre: – Manages Finance, IT and HR functions worldwide – Has overseen over $15mm in cost-cutting initiatives Slide 60

FINANCIALS 2015 Sales (+10% reported, +13% organic growth) Slide 61 *Management guidance, December 3, 2015 FINANCIALS Niche Markets Allow for Price Increases Worldwide Price Hike* Slide 62 *Approximate, in LMAT Direct Territories

FINANCIALS Operating Profit – A New Chapter Slide 63 *Management guidance, December 3, 2015 FINANCIALS LMAT Comparatively Profitable Slide 64 *Q3 2015

FINANCIALS XenoSure Contributing to Gross Margin Slide 65 *Management guidance, December 3, 2015 FINANCIALS Case Study: XenoSure Manufacturing Efficiencies

FINANCIALS SG&A Leverage Slide 67 *2015 Sales based on management guidance, December 3, 2015; expenses are annualized based on Oct. 2015. FINANCIALS SG&A Compares Favorably to Peers Slide 68 *Q3 2015

FINANCIALS EBITDA Funds Dividends & Acquisitions Slide 69 *Actual through September 30, 2015 and annualized for Q4 2015 **As of September 30, 2015 FINANCIALS A Balanced Approach to Capital Allocation Sales Gross Profit Sales Operating Expense R&D Channel Operating Profit Acquisitions Dividends Slide 70

FINANCIALS Potential Sources of Acquisition Funding Acquisition Size Funding Source(s) <$10mm Cash $10?$25mm Cash + Debt >$25mm Cash + Debt + Equity Slide 71 FINANCIALS 2015 Guidance Remains Unchanged 2015 FY Sales = $78.0mm 10% reported growth 13% organic growth 2015 FY Operating Income = $11.0mm 73% growth 14% operating margin We aspire to achieve 10% sales growth and 20% profit growth. Slide 72

JJ Pellegrino Chief Financial Officer Q&A until 11:25am ET Slide 73 Alan Dardik, MD/PhD, FACS, FAHA Surgeon Chief, Vascular Service VA Connecticut Healthcare Systems Scientist Principal Investigator, Dardik Laboratory Yale University Professor Professor of Surgery Yale University Slide 74

FINAL THOUGHTS Leveraging the Business Model We aspire to achieve 10% sales growth and 20% profit growth. Slide 75 FINAL THOUGHTS 2016 Direction

FINAL THOUGHTS 2016 Direction SmartShunt Long A?Clip New XenoSure Sizes Addl. OmniflowSKUs Finland Poland? Czech Republic? Portugal? 5 More Sales Reps Avg. 1/Year Since 1998 Slide 77 FINAL THOUGHTS 2020 Direction Slide 78

FINAL THOUGHTS LMAT Analyst Day Closing Prices Slide 79

GAAP to Non-GAAP Financial Measures Reconciliation
Reconciliation between GAAP and Non-GAAP
EBITDA: 2009 2010 2011 2012 2013 2014 2015F
Net income (loss) as reported $ 1,598 $ 6,013 $ 2,143 2,571 3,202 3,915 7,100
Interest (12) (26) (11) (77) 8 (16) (10)
Taxes 617 (1,988) 1,609 1,422 1,126 2,405 4,000
Depreciation and amortization 1,419 1,376 2,037 2,234 2,793 3,334 3,400
EBITDA $ 3,622 $ 5,375 $ 5,778 $ 6,150 $ 7,129 $ 9,638 $ 14,490
Reconciliation between GAAP and Non-GAAP sales growth:
For the year ending December 31, 2015
Net sales per guidance $ 77,967
Impact of currency exchange rate fluctuations 5,410
Net impact of acquisitions and divestitures excluding currency (3,401)
Adjusted net sales $ 79,976
For the year ending December 31, 2014
Net sales as reported $ 71,097
Net impact of divestitures excluding currency (76)
Adjusted net sales $ 71,021
Adjusted net sales increase for the year ending December 31, 2015 $ 8,955 13%
Slide 80
Amounts are in thousands and are unaudited
Management guidance is as of December 3, 2015

GAAP to Non-GAAP Financial Measures Reconciliation
Reconciliation between GAAP and Non-GAAP operating income growth:
For the year ending December 31, 2015
Operating income per guidance $ 11,012
Impact of currency exchange rate fluctuations 2,568
Adjusted operating income $ 13,580
For the year ending December 31, 2014
Operating income as reported $ 6,320
Operating income as reported $ 6,320
Adjusted operating income increase for the year ending December 31, 2015 $ 7,260 115%
Slide 81
Amounts are in thousands and are unaudited
Management guidance is as of December 3, 2015